                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 14, 2002

                         ------------------------------

                          RELIANT ENERGY, INCORPORATED
             (Exact name of registrant as specified in its charter)

               TEXAS                                  1-3187                                74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-3000

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  The following exhibits are filed herewith:

                  99.1     Statement Under Oath of Principal Executive Officer

                  99.2     Statement Under Oath of Principal Financial Officer

                  99.3     Certificate of Chief Executive Officer

                  99.4     Certificate of Chief Financial Officer


ITEM 9.     REGULATION FD DISCLOSURE.

         In connection with the Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002, Reliant Energy, Incorporated filed as correspondence the certifications attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4.

         The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Reliant Energy, Incorporated under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RELIANT ENERGY, INCORPORATED



Date:  August 14, 2002                      By: /s/ R. Steve Letbetter
                                                    ---------------------------
                                                    R. Steve Letbetter
                                                    Chairman, President
                                                    and Chief Executive Officer

                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER                        EXHIBIT DESCRIPTION
   ------                        -------------------
    99.1     Statement Under Oath of Principal Executive Officer

    99.2     Statement Under Oath of Principal Financial Officer

    99.3     Certificate of Chief Executive Officer

    99.4     Certificate of Chief Financial Officer